UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2021

TEMPEST THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 275

South San Francisco, CA 94080

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 798-8589

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TPST	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 28, 2021, Tempest Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the merger of Mars Merger Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”) with and into TempestTx, Inc. (formerly Tempest Therapeutics, Inc.) (“Tempest”), with Tempest continuing as a wholly owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”). The Company is filing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K to (i) provide certain historical financial information of Tempest and unaudited pro forma condensed combined financial information of the Company after giving pro forma effect to the Merger as required by Items 9.01(a) and 9.01(b) of Form 8-K, and (ii) to provide disclosure required by Item 4.01 of Form 8-K regarding a change in the Company’s accountants. No other changes have been made to the Initial Form 8-K.

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Accounting Firm

Prior to the Merger, Millendo Therapeutics, Inc.’s consolidated financial statements were audited by Ernst & Young LLP (“EY”). For accounting purposes, the Merger is treated as a reverse recapitalization and, as such, the historical financial statements of the accounting acquirer, Tempest, which have been audited by Deloitte & Touche LLP (“Deloitte”), will become the historical consolidated financial statements of the Company. In a reverse recapitalization, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer.

On July 1, 2021, the Audit Committee of the board of directors (the “Board”) of the Company Board dismissed Deloitte as the Company’s independent registered public accounting firm.

The reports of Deloitte on the Company’s financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the report on the Company’s financial statements for the year ended December 31, 2020 expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2020 and 2019, and the subsequent interim period through July 1, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in its reports on the financial statements for such years.

For the fiscal years ended December 31, 2020 and 2019, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except that the Company reported material weaknesses in its internal control over financial reporting during such period. In connection with the Company’s evaluation of the effectiveness of its internal control over financial reporting (as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934) as of December 31, 2020, the Company concluded that its internal control over financial reporting was not effective as of December 31, 2020 because the Company (i) did not have sufficient resources with appropriate knowledge and expertise to design, implement, document and operate effective internal controls over financial reporting and (ii) did not design and implement controls surrounding review of clinical trial expenses, including the evaluation of the terms of its clinical trial contracts—specifically, the Company failed to properly review and evaluate the progress of expenses incurred in its clinical trial contracts that resulted in the inaccurate accrual of clinical trial expenses. The material weaknesses did not result in any identified material misstatements to the Company’s financial statements. The Company is actively recruiting additional accounting personnel with appropriate experience, certification, education and training as a component of its plans to remediate the material weaknesses. The Company also plans to design and implement controls related to review of clinical trial expenses to properly evaluate progress of expense incurred in clinical trial contracts.

The Company requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statements. Deloitte responded with a letter dated July 1, 2021, a copy of which is filed as Exhibit 16.1 to this Form 8-K/A, stating that Deloitte is in agreement with the statements made in this Item 4.01(a).

(b) Engagement of New Independent Registered Accounting Firm

On July 1, 2021, the Audit Committee of the Company Board elected to continue to engage EY, an independent registered accounting firm, as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and December 31, 2019, and the subsequent interim period through July 1, 2021, neither the Company, nor anyone acting on its behalf, consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and EY did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(a)    Financial Statements

The audited financial statements of Tempest as of December 31, 2020 and 2019 and for the years then ended required by Item 9.01(a) were previously filed with the SEC as part of the Company’s Registration Statement on Form S-4, as amended (File No. 333-255198) and are incorporated herein by reference.

The unaudited condensed interim financial statements of Tempest as of March 31, 2021 and for the three months ended March 31, 2021 and 2020 are attached as Exhibit 99.1 and are incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021 are attached as Exhibit 99.2 and are incorporated herein by reference

(d)    Exhibits.

Exhibit Number	Exhibit Description

16.1	Letter dated July 1, 2021 from Deloitte & Touche LLP to the Securities and Exchange Commission.

99.1	Unaudited condensed interim financial statements of Tempest as of March 31, 2021 and for the three months ended March 31, 2021 and 2020

99.2	Unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPEST THERAPEUTICS, INC.

Date: July 1, 2021	By:	/s/ Stephen Brady
	Name:	Stephen Brady
	Title:	Chief Executive Officer